SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                          SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934


Filed by the Registrant                             [X]
Filed by a Party other than the Registrant          [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to SS 240.14a-11(c) or SS 240.14a-12

                                 INSYNQ, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter


                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     5.   Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ---------------------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     3.   Filing Party:

          ---------------------------------------------------------------------

     4.   Date Filed:

          ---------------------------------------------------------------------

===============================================================================

                                 INSYNQ, INC.
                         1127 Broadway Plaza, Suite 10
                           Tacoma, Washington 98402
                                (253) 284-2000
                                ______________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 19, 2001
                                ______________


To the Stockholders of
INSYNQ, INC.

     The annual meeting of stockholders of Insynq, Inc., a Delaware corporation, will be held at our offices located at 1127 Broadway Plaza, Suite 10, Tacoma, Washington, 98402, on Monday, November 19, 2001, at 10:00 a.m. Pacific Standard Time ("PST"), for the following purposes:

     1. To elect four directors for terms expiring at the annual meeting of stockholders in 2002. The directors will continue to serve until their respective successors are duly elected and qualified;

     2. To consider and vote upon a proposal to amend and restate the Insynq 2000 Long Term Incentive Plan;

     3. To consider and vote upon a proposal to amend the Insynq certificate of incorporation so as to increase the number of authorized common stock from 100,000,000 to 250,000,000;

     4. To ratify the appointment by the board of directors of Grant Thornton LLP as independent certified public accountants of Insynq for the fiscal year ending May 31, 2002; and

     5. To transact such other business as properly may come before the annual meeting or any adjournment thereof.

     The close of business on October 1, 2001 has been fixed by our board of directors as the record date for the annual meeting. Only stockholders of record on that date will be entitled to notice of and to vote at the annual meeting or any adjournment thereof, notwithstanding the transfer of any stock on our books after such record date. The stock transfer books will not be closed.

     A proxy statement, form of proxy, copy of Form 10-KSB, our annual report on our operations for the fiscal year ended May 31, 2001, and copy of Form 10-QSB, our quarterly report on our operations for the quarter ended August 31, 2001, accompany this notice.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING.
IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND DATE THE FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE FORM OF PROXY IS ENCLOSED IN THE MAILING ENVELOPE IN WHICH THIS PROXY STATEMENT IS CONTAINED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.


                                       By Order of the Board of Directors



                                       /s/ M. Carroll Benton
                                       M. CARROLL BENTON
                                       Secretary

October 22, 2001

===============================================================================

                                 Insynq, Inc.
                                ______________

                               PROXY STATEMENT

                                ______________

                               TABLE OF CONTENTS

                                                                       Page
Questions and Answers . . . . . . . . . . . . . . . . . . . . . . . . .  2
Security Ownership of Principal Stockholders,
     Directors and Executive Officers . . . . . . . . . . . . . . . . .  5
Quorum and Voting . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Proposal One - Election of Directors  . . . . . . . . . . . . . . . . .  6
     Nominees for Director  . . . . . . . . . . . . . . . . . . . . . .  6
     Board Meetings and Committees  . . . . . . . . . . . . . . . . . .  7
     Directors' Compensation  . . . . . . . . . . . . . . . . . . . . .  7
Proposal Two - Amendment to Long Term Incentive Plan  . . . . . . . . .  7
Proposal Three - Amendment to Certificate of Incorporation  . . . . . . 12
Proposal Four - Ratification of Independent Auditors  . . . . . . . . . 14
Executive Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Executive Compensation and Other Matters  . . . . . . . . . . . . . . . 15
     Summary Compensation Table . . . . . . . . . . . . . . . . . . . . 15
     Long Term Incentive Awards in Last Fiscal Year . . . . . . . . . . 16
     Aggregate Option Exercises in Last Fiscal year and
          Fiscal Year-End Option Values . . . . . . . . . . . . . . . . 17
Certain Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . 17
Section 16(a) Beneficial Ownership Reporting Compliance . . . . . . . . 18
Stockholder Proposals . . . . . . . . . . . . . . . . . . . . . . . . . 19
Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Annual Report on Form 10-KSB  . . . . . . . . . . . . . . . . . . . . . 19

===============================================================================

                         GENERAL QUESTIONS AND ANSWERS

     The following questions and answers are intended to provide brief answers to frequently asked questions concerning the proposals described in this proxy statement and the proxy solicitation process. These questions and answers do not, and are not intended to, address all the questions that may be important to you. You should carefully read the remainder of this proxy statement as well as the appendices and the documents incorporated by reference in this proxy statement.

     1.   Q:   Why am I receiving this proxy statement?

          A: The board of directors of Insynq, Inc., a Delaware corporation, is furnishing this proxy statement to our stockholders as of October 22, 2001 in connection with the solicitation of proxies to be voted at our annual meeting of stockholders, or at any adjournment of the annual meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.
               The annual meeting will be held at 1127 Broadway Plaza, Suite 10, on Monday, November 19, 2001, at 10:00 a.m.,
               Tacoma, Washington time.

     2.   Q:   Who is soliciting my vote?

          A: This proxy statement is furnished in connection with the solicitation of your vote by the board of directors of Insynq. We will bear the cost of solicitation of proxies. In addition to the use of the mails, we may also solicit proxies by personal interview, facsimile transmission and telephone by our directors, officers, employees and agents, none of whom will receive additional compensation. We will also supply brokers, nominees or other custodians with the number of proxy forms, proxy statements and annual reports they may require for forwarding to beneficial owners and we will reimburse these persons for their expenses.

     3.   Q:   When was this proxy statement mailed to stockholders?

          A: This proxy statement was first mailed to stockholders on or about October 22, 2001.

     4.   Q:   What may I vote on?

          A:   (1)  The election of four directors to serve on the board of directors;

               (2) An amendment to the Insynq, Inc. 2000 Long Term Incentive Plan to authorize additional shares of common stock;

               (3) An amendment to the Insynq Certificate of Incorporation to increase the number of authorized common stock from 100,000,000 to 250,000,000 for the purposes of
                    (i) completing and fulfilling a capital-raising transaction entered into on June 29, 2001, and (ii) entering into future capital raising transactions (both as more fully described in Proposal Three);

               (4) The ratification of Grant Thornton LLP as independent auditors for the fiscal year ending May 31, 2002; and

               (5) At the discretion of the persons named in the enclosed form of proxy, on any other matter that may properly come before the annual meeting or any adjournment thereof.

                                    -  2 -
===============================================================================

     5.   Q:   How does the board recommend I vote on the proposals?

          A:   (1)  The board recommends a vote FOR each of the nominees to serve on the board of directors.

               (2) The board recommends a vote FOR the amendment to the Insynq, Inc. 2000 Executive Long Term Incentive Plan to increase the authorized common stock under the plan;

               (3) The board recommends a vote FOR the amendment to the Certificate of Incorporation to increase the number of authorized common shares from 100,000,000 to 250,000,000;

               (4) The board recommends a vote FOR the ratification of the independent auditors.

     6.   Q:   Who is entitled to vote?

          A: Stockholders of record at the close of business on October 1, 2001 (the record date) may vote at this annual meeting.

     7.   Q:   How do I vote?

          A: Stockholders entitled to vote may vote by any one of the following methods:

               * By signing, dating and completing the enclosed proxy card and returning it in the enclosed self-addressed envelope by mail.
               *    In person, at the annual meeting.
               * If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

     8.   Q:   How can I revoke or change my vote?

          A: If you have already voted and wish to change or revoke your proxy, you may do so at any time prior to the annual meeting by any one of the following methods:

               (1) Notifying in writing M. Carroll Benton, Secretary, Insynq, Inc., 1127 Broadway Plaza, Suite 10,
                    Tacoma, Washington, 98402;

               (2)  Voting in person at the annual meeting;

               (3) Returning a later-dated proxy card that is received prior to the annual meeting.

     9.   Q:   Who will count the votes?

          A: David Smith, Esq., our local legal representative, will count the votes and act as inspector of the election.

     10.  Q:   Is my vote confidential?

          A: Proxy cards and ballots that identify individual stockholders are mailed or returned directly to Colonial Stock Transfer Co. and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit Colonial to tabulate and certify the vote or (2) as required by law. Your identity will be kept confidential unless you ask that your name be disclosed.

     11.  Q:   How many votes do I have?

          A: As of the close of business on the record date of October 1, 2001, 37,364,932 shares of common stock were issued and outstanding. Every stockholder is entitled to one (1) vote for each share of common stock held.

                                    -  3 -
===============================================================================

     12.  Q:   What is a "quorum" and what vote is required to pass proposals?

          A: A "quorum" is a majority of the outstanding shares. The person with the right to vote the shares may be present at the annual meeting or represented by proxy. There must be a quorum for the annual meeting to be held. Abstentions and broker non-votes are each included in the determination of the number of shares present at the annual meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate.
               The affirmative vote of a plurality of the shares of outstanding Insynq common stock represented at the annual meeting and entitled to vote is required for the election of directors. The affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote is required on all other matters. Cumulative voting is not permitted in the election of directors.

     13.  Q:   Who can attend the annual meeting and how do I get on the
               guest list?

          A: All stockholders as of the close of business on the record date of October 1, 2001 can attend. To be included on the guest list, you may check the box on your proxy card. If your shares are held by a broker and you would like to attend, please write to M. Carroll Benton, Secretary, Insynq, Inc., 1127 Broadway Plaza, Suite 10, Tacoma, Washington, 98402. Include a copy of your brokerage account statement or omnibus proxy (which you can get from your broker), and we will place your name on the guest list.

     14.  Q:   How will voting on any other business be conducted?

          A: We do not know of any business to be considered at the 2001 annual meeting other than the proposals described in this proxy statement. If any other business is presented at the annual meeting, your signed proxy card gives discretionary authority to John P. Gorst and/or M. Carroll Benton to vote on such matters.

     15.  Q:   When are the stockholder proposals for the 2001 annual meeting due?

          A: All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing prior to July 22, 2002 to M. Carroll Benton, Secretary, Insynq, Inc., 1127 Broadway Plaza, Suite 10, Tacoma, Washington, 98402. Additionally, the proxy for the annual meeting may confer discretionary authority to Insynq to vote on any matter at its 2002 annual meeting of stockholders if Insynq does not have notice of the matter prior to October 5, 2002.

     This question and answer information sheet is qualified in its entirety by the more detailed information contained in this proxy statement, including its appendices. You are strongly urged to carefully read this proxy statement, including its appendices, in its entirety before you vote.

                                    -  4 -
===============================================================================

                             SECURITY OWNERSHIP OF
           PRINCIPAL STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS


     The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 1, 2001 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each current director, (3) each current named executive officer, and (4) all current directors and current named executive officers as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual or entity, or by both the individual and the individual's spouse. The individual or entity has sole voting and investment power as to shares shown or, in the case of the individual, such power is shared with the individual's spouse.

     Certain of the shares listed below are deemed to be owned beneficially by more than one stockholder under SEC rules. Accordingly, the sum of the ownership percentages listed may exceed 100%. The information for the five percent owners is derived solely from Forms 13D and 13G filed with the SEC as of August 15, 2001. Except as otherwise noted, the address for each owner is 1127 Broadway Plaza, Suite 10, Tacoma, Washington, 98402.

                                            Shares of Common Stock Beneficially
                                            Owned and Percentage of Outstanding
                                                       Shares as of
                                                    October 1, 2001(5)
         Name                                    Number              Percent
-----------------------                        ----------             -----
John P. Gorst(1)                               10,213,847             25.2%
M. Carroll Benton(2)                            6,287,556             16.0%
David D. Selmon                                    44,908                *
James R. Leigh, III(3)                            590,003                *
                                               ----------             -----
Directors and executive officers
as a group (6 persons)(4)                      17,794,839             41.1%

________________
*  Less than 1%

(1) This includes (a) 1,100,000 shares of common stock held by One Click Investments, LLC, (b) 1,150,000 shares of common stock held by Kathleen McHenry, and (c) 350,000 shares of common stock held by Hagens Berman LLP as to which Mr. Gorst holds a voting proxy and as to which Mr. Gorst disclaims beneficial ownership. Also includes 3,133,904 shares of common stock issuable upon the exercise of outstanding stock options that are presently exercisable or will become exercisable within 60 days of October 1, 2001.

(2) Includes 446,466 shares of common stock held by Charles Benton, the husband of Ms. Benton, as to which Ms. Benton disclaims beneficial ownership. Also includes 2,105,221 shares of common stock issuable upon the exercise of outstanding stock options that are presently exercisable or will become exercisable with 60 days of October 1, 2001.

(3) Includes 570,003 shares of common stock issuable upon exercise of outstanding stock options that are presently exercisable or will become exercisable within 60 days of October 1, 2001. In April 2001, Mr. Leigh resigned as president and chief technology officer to become general manager.

(4) Includes 6,112,369 shares of common stock issuable upon exercise of outstanding stock options held by our executive officers that are presently exercisable or will become exercisable within 60 days of October 1, 2001.

(5)       Adjusted for the two-for-one stock split effected on August 3, 2000.


                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the annual meeting. The affirmative vote of a plurality of the voting power represented at the annual meeting and entitled to vote is required for the election of directors. The affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote is required on all other matters. A holder of shares of common stock will be entitled to one vote per share of common stock as to each matter properly brought before the annual meeting. Cumulative voting is not permitted in the election of directors. Abstentions and votes "withheld" are included in the determination of the number of shares present at the annual meeting for purposes of determining a quorum. Broker non-votes are counted for purposes of determining whether a quorum is present on any particular matter only if authority to vote on the matter is granted by the respective proxy. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate, and have the effect of negative votes on matters requiring approval of a specified percentage of the outstanding shares.
For matters requiring approval by the holders of a specified percentage of the voting power represented at the annual meeting and entitled to vote, abstentions will have the effect of negative votes but broker non-votes will have no effect since they are not treated as shares entitled to vote on such matters.

                                    -  5 -
===============================================================================

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS


     Our bylaws provide that the board of directors will consist of not less than three nor more than nine directors, as determined from time to time by resolution of the board. The board of directors has set the number of directors at four, all of whom are to be elected at the annual meeting. Each director will serve until the 2002 annual meeting and until his successor has been elected and qualified or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected.

     We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by the board of directors, unless a contrary instruction is given in the proxy.

     Each stockholder is entitled to cast one vote for each share of common stock held on October 1, 2001. The majority vote of the shares represented in person or by proxy at the annual meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES FOR DIRECTORS

     JOHN P. GORST, age 32, has served as our chairman of the board, chief executive officer and director since February 2000, and served as our president since April 2001. Mr. Gorst, a co-founder of Insynq-WA, has been with the Company since 1998 until its acquisition by Xcel Management, Inc. in 2000. Mr. Gorst has over twelve years experience in founding entrepreneurial technology ventures, specifically in the development of software and data services for businesses. The prior experience of Mr. Gorst includes serving as a co-founder of Microcomputer Training Professionals, Inc., a training/IS consulting business in conjunction with Nynex Business Centers of New York, from 1989 to 1991; Vice President and General Manager of Business Development for Relational Technology Professionals, Inc. from 1991 to 1993; from 1996 to 1998 served as Vice President and General Manager of Interactive Information Systems Corp.
Mr. Gorst directs company strategy, works to position Insynq in the business marketplace, forges strategic alliances, and oversees mergers and acquisitions. He also serves as company and technology evangelist at trade shows, press conferences, and industry analyst meetings.

     M. CARROLL BENTON, age 57, has served as our chief administrative officer, secretary, treasurer and director since February 2000. Ms. Benton, a co-founder of Insynq-WA, has been with the Company since 1998 until its acquisition by Xcel Management, Inc. in 2000. Ms. Benton has worked with banking systems and higher education institutions where she assisted in information systems development and deployment strategies. She managed a 13 state insurance brokerage firm and has been a consultant to the small- to medium-sized business markets via accounting system design, support, and business practice analysis. Ms. Benton also taught undergraduate accounting courses at several Puget Sound colleges and universities. Formerly with a local CPA firm from 1989 to 1995, she brings us over 25 years of business and financial expertise.

     DAVID D. SELMON, age 44, has served as our director since February 2000. Mr. Selmon is a certified tax professional and has practiced with David Selmon, Inc. since 1982. In August 1999 a complaint against Mr. Selmon was filed by the National Futures Association, or NFA, alleging that Mr. Selmon violated high standards of commercial honor and just and equitable principals of trade in that he, along with others, aided and abetted an individual in acting in a manner which required such individual to be an NFA member or associated after such individual had been barred permanently from the NFA. Mr. Selmon, without admitting or denying the allegations raised in such complaint, agreed to withdraw from the NFA in all capacities and to refrain from applying in the future for any status with the NFA.

     DONALD KAPLAN, age 60, earned his Ph.D. in Computer Science at Stanford University in 1968, following Engineering and Mathematics degrees at the University of Toronto in 1963 and 1964. He has been qualified as Certified Management Consultant and Professional Engineer. Dr. Kaplan was a Professor of Computer Science at the University of Toronto from 1968 to 1970, and at York University from 1971 to 1974. During his thirty-year business career, he has provided the business concept, developed the financing, and was CEO for successful startup businesses in the management consulting, publishing, hospitality and computer service industries. In his private practice, he has provided client CEOs with strategic direction consulting related to marketing, organization & management, and enterprise information systems. Clients have included Four Seasons Hotels, Xerox and Bell Canada. Dr. Kaplan will be full time with Insynq, Inc., operating in a number of management, consultative and leadership capacities.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                THE APPROVAL OF EACH OF THE DIRECTOR NOMINEES.

                                    -  6 -
===============================================================================

BOARD MEETINGS AND COMMITTEES

     The board of directors held 5 meetings in the fiscal year ended
May 31, 2001. Each director attended 100% of the meetings held by the board of directors and by committees of the board on which he served. The board of directors does not have an Audit Committee, a Compensation Committee, a Nominating Committee or a Stock Option Committee.

COMPENSATION OF DIRECTORS

     Pursuant to a consulting agreement we entered into with David D. Selmon, Mr. Selmon will receive 3,500 shares of our common stock for each full fiscal quarter he serves on our board beginning June 1, 2000. Mr. Selmon also receives $250 for each board meeting attended. To date, Mr. Selmon has received 14,000 shares as director compensation and 30,908 shares in lieu of cash payments for expenses.


                                 PROPOSAL TWO
                  AMENDMENT TO 2000 LONG TERM INCENTIVE PLAN

     Our board has approved an amendment to Section 6 of our 2000 Long Term Incentive Plan (the 2000 Plan) which will make an additional 15,000,000 shares of common stock available for issuance pursuant thereto, and has directed that the amendment to the 2000 Plan be submitted to the stockholders for approval. If approved, Section 6 of the 2000 Plan will read as follows, effective November 19, 2001:

     "SHARES SUBJECT TO THE PLAN. The shares of Stock with respect to which awards may be made under the Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Board, shares purchased in the market). Subject to the provisions of
     Section 1.10, the number of shares of Stock available under the Plan for the grant of Stock Options with or without tandem Stock Appreciation Rights, Performance Units and Restricted Stock shall not exceed 31,675,300 shares in the aggregate. If, for any reason, any award under the Plan or any portion of the award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award under the Plan."

     The 2000 Plan was initially adopted on August 3, 2000. The 2000 Plan was amended in September 2000 to provide, at the discretion of our board of directors, for the issuance to consultants of non-qualified options at less than fair market value. As of May 31, 2001, there were 7,946,540 shares of common stock remaining available for grant as awards under the 2000 Plan.
If the stockholders approve Proposal Two, there will be 22,946,540 shares of common stock available for grant as awards under the 2000 Plan. In the opinion of the board of directors, it is appropriate to amend the 2000 Plan to increase the number of shares available for issuance because of our current intentions to recruit additional senior management personnel.

    PURPOSE. The purpose of the 2000 Plan is to foster and promote the financial success of Insynq and increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of Insynq. A summary of the 2000 Plan is set forth below.

                                    -  7 -
===============================================================================

     TERM. The 2000 Plan was initially adopted by our board on February 21, 2000, and approved by our stockholders on August 3, 2000. The 2000 Plan will terminate on February 21, 2010, or sooner at the discretion of the board as described below.

     SCOPE. The 2000 Plan authorize the granting of incentive stock options and nonqualified stock options to purchase common stock, stock appreciation rights, restricted stock and performance units, to key executives and other key employees of Insynq, including officers of Insynq and our subsidiaries. The purpose of the 2000 Plan is to attract and retain key employees, to motivate key employees to achieve long-range goals and to further identify the interests of key employees with those of the other shareholders of Insynq.

     If an award made under the 2000 Plan expires, terminates or is forfeited, canceled or settled in cash, without issuance of shares covered by the award, those shares will be available for future awards under the 2000 Plan.

     ADMINISTRATION. The 2000 Plan may be administered by the board of directors or, if directed by the board of directors, the Stock Option Committee or any successor thereto of the board of directors of Insynq. Currently, the board has not designated a Stock Option Committee. Subject to the provisions of the 2000 Plan, the board will have authority to select employees to receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions and provisions of such awards, to determine the value of performance units, and to cancel or suspend awards. In making such award determinations, the board may take into account the nature of services rendered by the employee, his or her present and potential contribution to Insynq's growth and success and such other factors as the board deems relevant. The board is authorized to interpret the 2000 Plan, to establish, amend, and rescind any rules and regulations relating to the 2000 Plan, to determine the terms and provisions of any agreements made pursuant to the 2000 Plan, and to make all other determinations that may be necessary or advisable for the administration of the 2000 Plan.

     ELIGIBILITY. Executives and other key full-time employees of Insynq and our subsidiaries may be selected by the board to receive awards under the 2000 Plan. We estimate that approximately four (4) executives and approximately seventeen (17) other employees are currently eligible to receive awards under the 2000 Plan. In the discretion of the board, an eligible employee may receive an award in the form of a stock option, stock appreciation right, restricted stock award or performance unit or any combination thereof, and more than one award may be granted to an eligible employee.

     STOCK OPTIONS. The 2000 Plan authorize the award of both incentive stock options (ISOs) and nonqualified stock options. Under the 2000 Plan, an option may be exercised at any time during the exercise period established by the board, except that: (i) no option may be exercised more than thirty (30) days after employment with Insynq or a subsidiary which terminates by reason other than death, disability or authorized leave of absence for military or government service; and (ii) no option may be exercised more than twelve (12) months after employment with Insynq or a subsidiary which terminates by reason of death or disability. The aggregate fair market value (determined at the time of the award) of the common stock, with respect to which ISOs are exercisable for the first time by any employee during any calendar year may not exceed $100,000. The term of each option is determined by the board, but in no event may such term exceed ten (10) years from the date of grant. The board determines the exercise price of each option, but the exercise price of cannot be less than the fair market value of the common stock on the date of the grant; however, the 2000 Plan does allow for grants of nonqualified stock options to consultants at less than fair market value. The exercise price of options may be paid in cash or, with the board's approval, in shares of common stock. Grants of options do not entitle any optionee to any rights as a shareholder, and such rights will accrue only as to shares actually purchased through the exercise of an option.

     STOCK APPRECIATION RIGHTS. The 2000 Plan authorize the grant of both primary stock appreciation rights (SARs) and additional SARs. Primary SARs may be granted either separately or in tandem with options. Primary SARs entitle the holder to receive an amount equal to the difference between the fair market value of a share of common stock at the time of exercise of the SAR and the option price (or deemed option price in the event of an SAR that is not granted in tandem with an option), multiplied by the number of shares of common stock subject to the option or deemed option as to which the SAR is being exercised (subject to the terms and conditions of the option or deemed option). An SAR may be exercised at any time when the option to which it relates may be exercised and will terminate no later than the date on which the right to exercise the tandem option (or deemed option) terminates (or is deemed to terminate). The participating employee has the discretion to determine whether the exercise of an SAR will be settled in cash, in common stock (valued at its fair market value at the time of exercise) or in a combination of the two, subject to the approval of the board in certain circumstances. The exercise of an SAR requires the surrender of the tandem option, if any, and the exercise of a stock option requires the surrender of the tandem SAR, if any.


                                    -  8 -
===============================================================================

     Additional SARs may be granted only in tandem with stock options and entitle the holder to receive an amount equal to the difference between the fair market value of a share of common stock on the date of exercise of the related option and the option price, multiplied by the number of shares of common stock subject to the option as to which the SAR is being exercised (subject to the terms and conditions of the option), multiplied by a percentage factor ranging form 10% to 100% (as determined either by the board at the date of grant by the formula established by the board at the date of grant).

     If an SAR, or the corresponding option with which the SAR was awarded, is not exercised prior the date that it ceases to be exercisable, then such SAR generally shall be deemed exercised as of such date and shall be paid to the employee in cash. No SAR may be exercised more than 90 days after employment with Insynq and our subsidiaries terminates by reason other than death, disability or authorized leave of absence for military or government service. No SAR may be exercised more than 12 months after the holder's employment with Insynq and our subsidiaries terminates by reason of death or disability.

     RESTRICTED STOCK. Restricted stock awards are grants of common stock made to employees subject to a required period of employment following the award (the Restricted Period) and any other conditions established by the board. An employee will become the holder of shares of restricted stock free of all restrictions if he or she completes the Restricted Period and satisfies any other conditions; otherwise, the shares will be forfeited. Under the 2000 Plan, the Restricted Period may not be more than ten years. The employee will have the right to vote the shares of restricted stock and, unless the board determines otherwise, will have the right to receive dividends on the shares during the Restricted Period. The employee may not sell, pledge or otherwise cucumber or dispose of restricted stock until the conditions imposed by the board have been satisfied. The board may accelerate the termination of the Restricted Period or waive any other conditions with respect to any restricted stock.

     PERFORMANCE UNITS. Performance units are awards that entitle the holders to receive a specified value for the units at the end of a performance period established by the board if performance measures established by the board at the beginning of the performance period are met. Although the performance measures and performance period will be determined by the board at the time of the award of performance units, they may be subject to such later revision as the board deems appropriate to reflect significant events or changes. If the employment of a holder of a performance unit with Insynq or our subsidiary terminates by reason of death, disability or retirement, then Insynq will pay the employee or his or her beneficiary or estate the amount of the performance unit earned as of the date of termination. If the employment of a holder of a performance unit with Insynq or a subsidiary terminates for any other reason, then the performance units held by such holder will automatically be forfeited.

     ADJUSTMENTS. In the event of any change in the outstanding shares of common stock by reason of any stock dividend, split, spin-off, recapitalization, merger, consolidation, combination, exchange of shares or other similar change, the aggregate number of shares with respect to which awards may be made under the Incentive Plan, and the terms and the number of shares of any outstanding option, SAR, performance unit or restricted stock, may be equitably adjusted by the board in its sole discretion.

     BUSINESS COMBINATIONS. Unless provision is otherwise made in the terms of the award granted by the board, or by the terms of the agreement with respect to the business combination, in the event of a change in control of Insynq (as defined), all outstanding stock options, stock appreciation rights, restricted stock and performance units shall terminate, provided that the holders of any options or SARs may exercise such awards to the extent then vested immediately prior to any such event and the holders of any performance units shall be entitled to the then vested values of such units as of such date.

                                    -  9 -
===============================================================================

     TERMINATION AND AMENDMENT. The 2000 Plan may be suspended, terminated or amended by the board of directors, provided that, in the absence of stockholder approval, no amendment of the 2000 Plan or action of the board of directors may materially increase the total number of shares of common stock with respect to which awards may be made under the 2000 Plan (except as discussed in "Adjustments" above), change the exercise price of a stock option or the base price of an SAR, materially modify the requirements as to eligibility for participation in the 2000 Plan or materially increase the benefits accruing to participants under the 2000 Plan. No amendment, suspension or termination of either of the 2000 Plan may alter or impair any option, SAR, share of restricted stock or performance unit previously awarded under such 2000 Plan without the consent of the holder thereof.

     ESTIMATION OF BENEFITS. The amounts that will be paid pursuant to the amended 2000 Plan are not currently determinable.

     FEDERAL INCOME TAX CONSEQUENCES. The following summary of the federal income tax consequences of the 2000 Plan is not comprehensive and is based on current income tax laws, regulations and rulings:

     INCENTIVE STOCK OPTIONS. An optionee does not recognize income on the grant of an incentive stock option. Subject to the effect of the alternative minimum tax, discussed below, if an optionee exercises an incentive stock option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optioned will not realize any income by reason of the exercise and Insynq will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his gain or loss will be the difference between the amount realized on the disposition of the shares and his basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (an Early Disposition), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of (1) the amount realized on the Early Disposition; or (2) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. We will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his basis in the shares, the difference between the amount realized and his basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the incentive stock option is exercised over the exercise price for the shares is an item of "tax preference" as such term is used in the Internal Revenue Code (the Stock Option Preference).

     NONQUALIFIED STOCK OPTIONS. Nonqualified stock options do not qualify for the special tax treatment accorded to incentive stock options under the Internal Revenue Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a nonqualified option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of the exercise price.

     As a result of the optionee's exercise of a nonqualified stock option, we will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. Our deduction will be taken in the taxable year in which the option is exercised.

     The excess of the fair market value of the stock on the date of exercise of a nonqualified stock option over the exercise price is not an item of tax preference.

     APPRECIATION RIGHTS. Recipients of SARs do not recognize income upon the grant of such an award. When a participant elects to receive payment under an SAR, he recognizes ordinary income in an amount equal to the cash and/or fair market value of shares received, and we are entitled to a deduction equal to such amount.

     RESTRICTED STOCK; PERFORMANCE UNITS. Grantees of restricted stock and performance units do not recognize income at the time of the grant of such stock or units. However, when shares of restricted stock become free from any restrictions or when performance units are paid, grantees recognize ordinary income in an amount equal to the cash and the fair market value of the stock on the date all restrictions are satisfied. Alternatively, the grantee of restricted stock may elect to recognize income upon the grant of the stock and not at the time the restrictions lapse.

                                    - 10 -
===============================================================================

     TAXATION OF PREFERENCE ITEMS. Section 55 of the Internal Revenue Code imposes an alternative minimum tax equal to the excess, if any, of (1) 26% of the optionee's "alternative minimum taxable income" that does not exceed $175,000, plus 28% of his "alternative minimum taxable income" in excess of $175,000, over (2) his "regular" federal income tax. Alternative minimum taxable income is determined by adding the optioned's Stock Option Preference and any other items of tax preference to the optioned's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly, and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

     CHANGE OF CONTROL. If there is an acceleration of the vesting of benefits and/or an acceleration of the exerciseability of Stock Options upon a Change of Control, all or a portion of the accelerated benefits may constitute "excess parachute payments" under Section 280G of the Internal Revenue Code. The employee receiving an excess parachute payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average compensation over the five calendar years preceding the year of the Change of Control, and we are not entitled to a deduction for such payment.

     GRANTS UNDER THE 2000 PLAN. There have been no grants under the 2000 Plan since the board approved the amendment set forth in this proposal; accordingly, the benefits or amounts that will be received as a result of the amendment are not currently determinable.

     In fiscal 2001, there were grants of options to purchase shares of our common stock as follows:
                                                             Number of
         Name                          Position               Options
-------------------------     --------------------------     ---------
John P. Gorst                 President, Chief Executive        75,355
                              Officer and Director

M. Carroll Benton             Secretary, Treasurer; Chief       74,555
                              Administrative Officer and
                              Director

James R. Leigh, III           Chief Technical Officer           21,453

All Executives as a Group                                      241,271

All Employees, Including
Non-Executive Officers,
As a Group                                                   6,330,188

STOCKHOLDER APPROVAL REQUIREMENT

     The approval of the amendment requires the affirmative vote of a majority of the shares of common stock voting on the matter. Accordingly, abstentions and broker non-votes applicable to shares at the annual meeting will not be included in the tabulation of votes cast on this proposal.

                      THE BOARD OF DIRECTORS UNANIMOUSLY
                      RECOMMENDS A VOTE FOR PROPOSAL TWO.

                                    - 11 -
===============================================================================

                                PROPOSAL THREE
             AMENDMENT TO CERTIFICATE OF INCORPORATION INCREASING
     AUTHORIZED COMMON STOCK FROM 100,000,000 SHARES TO 250,000,000 SHARES


     Our board of directors has unanimously approved an amendment to Article IV of our certificate of incorporation, to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares. The number of shares of class A common stock will remain unchanged at 10,000,000 shares, and the number of shares of preferred stock will remain unchanged at 10,000,000 shares. The proposed amendment, if adopted, will be effected through the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Such a filing shall be made on such date as the board, in its sole discretion, determines and will be effective on the date of filing.

     Notwithstanding receipt of proxies sufficient to approve proposal three, if, for any reason, the board of directors deems it advisable to do so, we may abandon the amendment at any time prior to the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment effecting the amendment without further action by the stockholders of Insynq.

REASONS FOR THE AMENDMENT

     INTRODUCTION

     Our certificate of incorporation provides that we are authorized to issue 120,000,000 shares, 100,000,000 of which are common stock, 10,000,000 of which are class A common stock and 10,000,000 of which are preferred stock. Our board has determined by resolution that it is in the best interests of Insynq and its stockholders to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000, and authorize an amendment to Article IV of our certificate of incorporation to effect such changes.

     On October 1, 2001, there were 27,364,932 shares of our common stock issued and outstanding, 13,034,161 shares of common stock reserved for issuance under our long term incentive plans, 15,487,596 shares of common stock reserved for issuance pursuant to outstanding options and warrants, and 34,997,237 additional shares of common stock reserved for issuance pursuant to convertible debentures and warrants under a Securities Purchase Agreement which are subject to anti-dilution provisions.

     THE SECURITIES PURCHASE AGREEMENT

     Pursuant to a Securities Purchase Agreement we entered into on June 29, 2001, with three investors, AJW partners, LLC, New Millennium Capital Partners II, LLC and AJW/New Millennium Offshore, Ltd., we will receive up to $1,200,000 from the investors, and they will received in return a corresponding amount of convertible debentures and 2,400,000 warrants. The terms of the debentures provide for full payment on or before June 29, 2002, with interest of 12% per annum, which may be converted at any time at the lesser of (i) $0.18 or (ii) the average of the lowest three trading prices during the twenty trading days immediately prior to the date the conversion notice is sent, divided by two. The terms of the warrants entitle each investor to purchase shares of our common stock at a price equal to the lesser of (i) $0.04 per share and (ii) the average of the lowest three trading prices during the twenty trading days immediately prior to exercise, at any time after June 29, 2001 and before June 29, 2003. Under the related Registration Rights Agreement, we agreed to register all of the shares underlying such convertible debentures and warrants on a registration statement which will allow the investors to sell them in a public offering or other distribution.

     The number of shares we have registered with the SEC pursuant to a registration statement filed on August 1, 2001, represents an estimate of the number of shares of common stock to be offered by the investors. The actual number of shares of common stock issuable upon conversion of the debentures and exercise of the related warrants is indeterminate, is subject to adjustment and could be materially less or more than such estimated number depending on factors which cannot be predicted by us at this time including, among other factors, the future market price of the common stock and the anti-dilution provisions contained in the agreement. Under the terms of the debentures and the related warrants, the debentures are convertible and the warrants are exercisable by any holder only to the extent that the number of shares of common stock issuable pursuant to such securities, together with the number of shares of common stock owned by such holder and its affiliates (but not including shares of common stock underlying unconverted shares of debentures or unexercised portions of the warrants) would not exceed 4.9% of the then outstanding common stock as determined in accordance with Section 13(d) of the Exchange Act. This limitation may be waived by the investors upon 61 days notice to Insynq.

     The Securities Purchase Agreement also places certain restrictions on our ability to obtain additional financing. The agreement prohibits us for a period of six months from the date of closing from obtaining financing which would involve the issuance of additional common stock without first obtaining the consent of the investors. In addition, we are prohibited from entering into any financial arrangements which would involve the issuance of common stock for a period of two years from the date the registration statement becomes effective, without first giving the investors the opportunity to purchase an equal number of shares of common stock to maintain their equity position in Insynq.

     As of October 1, 2001, (i) $650,000 of the debentures have been issued, none of which have been converted, and (ii) 1,300,000 of the warrants have been issued, none of which have been exercised. Pursuant to the terms of the Securities Purchase Agreement, upon the registration statement being declared effective by the SEC, the remaining $550,000 of debentures and 1,100,000 warrants will be issued to the investors. If all debentures were issued and converted and all warrants were issued and exercised on October 1, 2001, a total of 48,000,000 debentures and 2,400,000 warrants would have been issued and outstanding.

     The closing price of our common stock on September 27, 2001 was $0.06 per share.

     PURPOSE AND EFFECT OF THE AMENDMENT

     Recognizing our immediate need for financing and our obligation to issue additional shares pursuant to the anti-dilution requirements in the Securities Purchase Agreement, we are seeking to amend our certificate of incorporation to provide for the authorization of up to 200,000,000 shares of common stock. The amendment, if implemented, would rectify an existing shortage of authorized and unissued shares of common stock which would be needed, principally as a result of our recent stock price levels, to satisfy the requirements under the Securities Purchase Agreement and certain anti-dilution provisions of certain outstanding securities. In the opinion of our board of directors, the additional authorized shares of common stock will benefit Insynq by providing flexibility to the board of directors, without requiring further action or authorization by the stockholders (except as may be required by applicable law or the rules of any stock exchange on which our securities may then be listed) to issue additional shares of common stock from time to time to respond to financial and business needs and opportunities as they arise, to issue shares upon conversion of the convertible debentures and warrants pursuant to the Securities Purchase Agreement and pursuant to anti-dilution provisions of certain outstanding securities, or for other proper corporate purposes.

                                    - 12 -
===============================================================================

     These needs, opportunities and purposes might include, for example, obtaining capital funds through public and private offerings of shares of common stock or of securities convertible into shares of common stock and using shares of common stock in connection with structuring possible acquisitions of businesses and assets. Additionally, the board of directors, in its discretion, could in the future declare stock splits or stock dividends or, subject to stockholder approval, increase, establish, or extend stock option and other stock award plans. We may evaluate potential acquisitions from time to time; however, we have no present arrangements or agreements with respect to possible acquisitions or financings. No stock splits, dividends or other actions requiring the availability of the additional authorized shares of common stock are currently planned. Our ability to issue shares in the future is limited by restrictive covenants in favor of the parties to the Securities Purchase Agreement described above.

     Increasing the number of authorized shares of common stock will not have any immediate effect on the rights of current stockholders. However, the board of directors will have the authority to issue authorized shares of common stock without requiring future stockholder approval of those issuances (except as may be required by applicable law or stock exchange requirements). If the board of directors determines that an issuance of shares of our common stock is in the best interests of Insynq and our stockholders, the issuance of additional shares could have the effect of diluting the earnings per share or book value per share of the outstanding shares of common stock or the stock ownership or voting rights of a stockholder. The holders of our common stock have no preemptive right to purchase any of the additional shares of common stock when issued.

POTENTIAL ANTI-TAKEOVER EFFECTS OF THE AMENDMENT

     The increase in the number of authorized shares of common stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control of Insynq without further action by the stockholders. Subject to applicable law and stock exchange requirements, we could issue shares of authorized and unissued common stock in one or more transactions that would make a change of the control of Insynq more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock or the stock ownership and voting rights of a person seeking to obtain control of Insynq. We are not aware of any pending or proposed transaction involving a change of control of Insynq.

NO APPRAISAL RIGHTS RELATING TO THE AMENDMENT

     Under Section 262 of the Delaware General Corporation Law, you are not entitled to appraisal rights, whether or not you consent to the amendment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The board of directors recommends that you vote FOR the approval of proposal three. You should consider the fact that the increase in authorized common stock to 200,000,000 shares could allow the board of directors to issue additional shares of stock in the future in a manner that may have an anti-takeover effect on Insynq and discourage offers for your shares that may be attractive. However, the board of directors has not approved the proposed increase in authorized common stock for this purpose, and the board of directors has no current intention to issue additional shares in a manner designed to have an anti-takeover effect on Insynq.

STOCKHOLDER APPROVAL REQUIREMENT

     The approval of the amendment requires the affirmative vote of a majority of the shares of common stock voting on the matter. Accordingly, abstentions and broker non-votes applicable to shares at the annual meeting will not be included in the tabulation of votes cast on this proposal.

                      THE BOARD OF DIRECTORS UNANIMOUSLY
                     RECOMMENDS A VOTE FOR PROPOSAL THREE.

                                    - 13 -
===============================================================================

                                 PROPOSAL FOUR
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Our board of directors has selected Grant Thornton LLP as independent certified public accountants for the fiscal year ended May 31, 2002, and has determined that it would be desirable to request that the stockholders ratify such selection. The affirmative vote of a majority of the outstanding shares of common stock present at the annual meeting in person or by proxy is necessary for the ratification of the appointment of Grant Thornton LLP. Grant Thornton LLP served as our independent certified public accountants since fiscal 2001. Representatives of Grant Thornton LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     Fees for the last annual audit were $65,907 and all other fees were $164,100, including audit related services of $66,207 and non-audit services of $97,893. Audit related services generally include fees for employee benefit plan audits, accounting consultations and SEC registration statements. We have discussed with Grant Thornton LLP whether the services rendered are compatible with maintaining their independence, and have determined that such is the case.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE RATIFICATION OF GRANT, THORNTON LLP
                AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF
              THE COMPANY FOR THE FISCAL YEAR ENDED MAY 31, 2002.

                              EXECUTIVE OFFICERS

     Our executive officers as of May 31, 2001, are as follows:
       Name             Age                  Position with Company
-------------------     ---     -----------------------------------------------
John P. Gorst            32     Chairman of the Board, Chief Executive Officer
                                and President

M. Carroll Benton        57     Chief Administrative Officer, Secretary and
                                Treasurer

James R. Leigh, III      31     Chief Technical Officer

Stephen C. Smith         51     Interim Chief Financial Officer

Joanie C. Mann           40     Executive Vice President, Treasurer, and
                                Chief Financial Officer

     INFORMATION CONCERNING THE BUSINESS EXPERIENCE OF MR. GORST AND MS. BENTON IS PROVIDED UNDER THE CAPTION "ELECTION OF DIRECTORS" ABOVE. SET FORTH BELOW IS INFORMATION CONCERNING OUR OTHER EXECUTIVE OFFICERS.

     JAMES R. LEIGH, III served as our chief technical officer from February 2000 to April 2001 and served as our president from September 2000 to April 2001. In April 2001 Mr. Leigh resigned his position as chief technical officer and president to become our general manager of technical operations and currently serves in this capacity. From August 1998 until its acquisition by Xcel Management, Inc., Mr. Leigh served as the general manager of our predecessor, Insynq-WA. Prior to joining Insynq and our predecessors, Mr. Leigh was served as vice president of information systems of Interactive Information Systems from February to August 1998, as a technical consultant for Analysts International Corporation from July 1997 to January 1998, and as an information systems senior associate for the United Way of Pierce County from May 1994 to July 1997.

                                    - 14 -
===============================================================================

     STEPHEN C. SMITH has been our interim chief financial officer since September 2000. Mr. Smith graduated from the University of Memphis in 1981. He retired as director of finance for the City of Bartlett, Tennessee in 1978 after 21 years. During Mr. Smith's time with the City, he was an active member of the Government Finance Officers Association of the United States and Canada, serving as the Tennessee state representative for six years. While with the City of Bartlett, Mr. Smith served on advisory committees for the Government Accounting Standards Board. Mr. Smith has more than eight years experience as the chief financial officer of several private companies including Public Properties Management, Inc. of Memphis, Tennessee from 1992 to present, and Applied Logistical Technologies, Inc. in Carlsbad, California from 1999 to present. He is a licensed securities broker and has extensive experience in providing financial advice for public and private companies.

     JOANIE C. MANN has served as our vice president of strategic alliances since February 2001, and served as our vice president of operations from July 2000 to February 2001. She brings to us over 18 years of experience in multi-user system design and implementation, voice and data networking, and advanced network integrations. Ms. Mann also has extensive experience in business process automation and a strong background in business accounting principles. Previous positions held include founder of Com-Pacific Resources, Inc., a network integration firm whose business operations were sold to Communications World International, for whom she worked from 1984 to 1993, manager of the Seattle-based computer telephony and data integration division of Commworld from 1994 to 1996, and IS Management Consultant for Interactive Information Systems from 1998 to 1999.

     All executive officers are elected annually by the board of directors to serve until the next annual meeting of the board of directors and until their respective successors are chosen and qualified.


                   EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table summarizes the compensation earned by or paid to our chief executive officer and the other most highly compensated executive officers whose total salary and bonuses exceeded $100,000 for services rendered in all capacities during the two fiscal years ended May 31, 2001. We refer to these individuals as our named executive officers.

                         SUMMARY COMPENSATION TABLE(1)
                         -------------------------------
                                      Annual Compensation       Long Term Awards Compensation
                                   -------------------------    -----------------------------
                                                                  Securities
Name and                   Fiscal   Salary   Bonus    Other       Underlying        All Other
Principal Position          Year      ($)     ($)    ($)(3)       Options (#)          ($)
------------------------   ------  --------  ------  -------    --------------      ---------
John P. Gorst              2001    $160,000    -     $ 6,876        75,355              -
President, Chief           2000    $107,919  $1,624  $20,129     3,000,000(2)           -
  Executive Officer

M. Carroll Benton          2001    $ 96,900    -     $ 6,876        74,555              -
Secretary, Treasurer and   2000    $ 66,810    -     $10,543     2,000,000(2)           -
  Chief Administrative
  Officer

James R. Leigh, III(4)     2001    $102,630    -     $ 6,876        21,453              -
Chief Technical Officer    2000    $ 74,957  $1,624  $25,000       780,000              -

(1) The compensation described in this table does not include medical, group life insurance or other benefits received by the named executive officers that are available generally to all of our salaried employees, and may not include certain perquisites and other personal benefits received by the named executive officers that do not exceed the lesser of $50,000 or ten percent (10%) of any such officer's salary and bonus disclosed in the table.

(2) Represents options for class A common stock granted under our 2000 Executive Long Term Incentive Plan.

(3) Includes non-cash compensation, in the form of common stock, for services performed for us. During fiscal year 2001 each executive officer rescinded the non-cash compensation received in fiscal year 2000.

(4)       Mr. Leigh served as president from September 22, 2000 to
          April 4, 2001 and as chief technical officer from February 2000 to April 4, 2001. Effective April 4, 2001, Mr. Leigh resigned his position as an officer and assumed the position of general manager of technical operations.

                                    - 15 -
===============================================================================

             LONG TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR


     The following table provides information related to long-term incentive awards granted to our named executive officers during the fiscal year ended
May 31, 2001. The information in this table reflects options granted by the board of directors under our 2000 Executive Long Term Incentive Plan and our 2000 Long Term Incentive Plan, which plans were approved by our stockholders on August 3, 2000.

             LONG TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR
                                                               Awards
                                               ---------------------------------------
                                                                      Performance Or
                                               Number of Shares,       Other Period
                                    Fiscal       Units or Other      Until Maturation
Name                                 Year          Rights (#)            Or Payout
-------------------------------     ------     -----------------     -----------------
John P. Gorst, President, Chief
Executive Officer and Director       2001          75,355(1)         Vested upon grant

M. Carroll Benton, Secretary,
Treasurer; Chief Administrative
Officer and Director                 2001          74,555            Vested upon grant

James R. Leigh, III
Chief Technical Officer              2001          21,453            Vested upon grant

(1) Mr. Leigh served as president from September 22, 2000 to April 4, 2001 and as chief technical officer from February 2000 to April 4, 2001. Effective April 4, 2001, Mr. Leigh resigned his position as an officer and assumed the position of general manager of technical operations.

                                    - 16 -
===============================================================================

OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table provides information related to options granted to our named executive officers during the fiscal year ended May 31, 2001.
The information in this table reflects options granted by the board of directors under our 2000 Executive Long Term Incentive Plan and our 2000 Long Term Incentive Plan, which plans were approved by our stockholders on August 3, 2000.

     The following table sets forth each grant of stock options made during the fiscal year ended May 31, 2001, to the named executive officers:
                       Number of    % of Total
                       Securities    Options
                       Underlying    Granted      Exercise
                        Options     in Fiscal      Price      Expiration
        Name            Granted      2001 (1)    Per Share     Date (3)
--------------------   ----------   ----------   ----------   ----------
John P. Gorst            15,000          -         $1.63        9/15/10
                         60,355          -         $0.3438      1/30/11
M. Carroll Benton        15,000          -         $1.63        9/15/10
                         59,555          -         $0.3438      1/30/11
James R. Leigh (2)       10,000          -         $1.63        9/15/10
                         11,453          -         $0.3438      1/30/11

______________
*   Less than 1%

(1) Based on a total of 8,568,760 options granted during the fiscal year ended May 31, 2001.

(2) Mr. Leigh served as president from September 22, 2000 to April 4, 2001 and as chief technical officer from February 2000 to April 4, 2001. Effective April 4, 2001, Mr. Leigh resigned as an officer and assumed the position of general manager of technical operations.

(3) Options may terminate before their expiration date upon death, disability, or termination of employment

              AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTIONS VALUES


     The following table sets forth, for each of the named executive officers, information concerning the number of shares received during fiscal 2001 upon exercise of options and the aggregate dollar amount received from such exercise, as well as the number and value of securities underlying unexercised options held on May 31, 2001.
                      Shares                        Number of
                     Acquired                 Securities Underlying         Value of In-The_Money
                        on       Value       Options at Year-End (#)     Options at Year-End ($)(2)
                     Exercise   Realized   ---------------------------   ---------------------------
Name                    (#)     ($)(1)     Exercisable   Unexercisable   Exercisable   Unexercisable
------------------   --------   --------   -----------   -------------   -----------   -------------
John P. Gorst            -         -        3,075,355          -               -             -
M. Carroll Benton        -         -        2,074,555          -               -             -
James R. Leigh, III      -         -          476,731       324,722            -             -

(1)  Based on the difference between the option exercise price and the
     fair market value of our common stock      on the exercise date as
     determined pursuant to the terms of the 2000 Long Term Incentive Plan and the 2000 Executive Long Term Incentive Plan.

(2) Based on the difference between the option exercise price and the closing sale price of $0.12 of our common stock as reported on the OTC Bulletin Board on May 31, 2001, the last trading day of our 2001 fiscal year, multiplied by the number of shares underlying the options. None of these options are currently in-the-money.

                             CERTAIN TRANSACTIONS


     Interactive is a company wholly owned by M. Carroll Benton, our chief administrative officer, secretary and treasurer. John P. Gorst, our chief executive officer, was also vice president and general manager of Interactive. During their time at Interactive, Ms. Benton and Mr. Gorst began developing the "Insynq Project," which later developed into our current business.
On September 16, 1998, Interactive transferred to Charles Benton, husband of Ms. Benton and then a creditor of Interactive, all of Interactive's title and interest in and to (1) certain equipment and other tangible personal property, and (2) the intellectual properties, computer software, trademarks, copyrights, ideas, work-in-progress, and other tangible and intangible property comprising the system known as the "Insynq Project" to retire a $200,000 debt obligation owed by Interactive to Charles Benton. These assets later developed into Insynq's IQ Delivery System. Mr. Benton contributed all of the "Insynq Project" intellectual property assets to Insynq-WA in exchange for the initial 5,500,000 shares of common stock issued by Insynq-WA at the time of its formation. On the same date, Mr. Benton sold the equipment and other tangible property to the newly formed Insynq-WA, in exchange for a $70,000 promissory note. Mr. Benton then sold 2,750,000 shares to each of Ms. Benton and Mr. Gorst in exchange for a $65,000 note from each of them secured by the shares. During the start-up operations of Insynq-WA, the business contacts of Interactive were utilized in the purchase of supplies and other items for Insynq-WA. As of September 30, 1999, Insynq-WA owed Interactive $117,024 related to these purchases, and on November 12, 1999, the board of Insynq-WA approved the issuance of 118,000 shares of its common stock in full payment of this debt, after a board determination that the shares of Insynq-WA should be valued at $1.00 per share.

     On September 22, 2000, we executed a Release Agreement with M. Carroll Benton, our chief administrative officer, secretary and treasurer, John Gorst, our chief executive officer, Charles Benton, the husband of Ms. Benton, Interactive Information Systems, an entity owned by Ms. Benton, and entities controlled by Mr. Benton, which, with certain exceptions, releases the parties from any and all claims, if any, arising from the parties' prior relationships and dealings prior to the release date. Among the consideration given for the Release Agreement, we granted Mr. Benton registration rights to register his shares of common stock. In addition, Mr. Gorst, Mr. Benton and Ms. Benton executed a Release Agreement (the Gorst Release) to fully and finally release Mr. Gorst personally of any obligations arising under the $65,000 promissory note he owed to Mr. Benton secured by shares of our stock he originally purchased from Mr. Benton, as well as a general release of Mr. Gorst, with certain exceptions, by Mr. and Mrs. Benton and certain entities affiliated with them. In consideration of the Gorst Release, Mr. Gorst agreed to transfer 150,000 shares of our common stock held by him to Mr. Benton, and Ms. Benton transferred approximately 98,000 shares of common stock held by her to Mr. Benton.

                                    - 17 -
===============================================================================

     On October 17, 2000, we executed a Lock-Up and Waiver Agreement with Mr. Benton with respect to the 496,466 shares of our common stock owned by him. Under the agreement, he waived any rights he may have to exercise any registration right for a period of 180 trading days after a contemplated registration statement is filed with the SEC. This agreement was amended on November 30, 2000, to allow Mr. Benton to sell 50,000 shares per calendar quarter during the term of the lock up agreement.

     On October 31, 2000, we executed a Consulting Agreement with CFB Associates, Inc., and specifically Charles F. Benton, CPA, for him to provide consulting services on general operational issues for a period of three (3) months. We have agreed to compensate CFB in the amount of $350 per hour. For previous consulting services performed by Mr. Benton, we have agreed to guarantee Mr. Benton a minimum of eighty-six (86) hours at this rate. Additionally, we agree to pay to CFB $5,000 per month for eight (8) consecutive months beginning November 30, 2000.

     On June 1, 2000, we entered into a Master Licensing Agreement with My Partner Online, Inc. (MPO), a company two-thirds owned by M. Carroll Benton and Charles Benton. The agreement is for a term of five (5) years with an automatic one-year extension unless either party notifies the other of termination within ninety (90) days. Either party for breach or insolvency may terminate the agreement at any time. Under the agreement, MPO has a non-exclusive, worldwide license to promote, market, distribute and sublicense application hosting services, bundled or unbundled with MPO products. MPO must use reasonable commercial efforts to market, promote, and distribute our services by marketing them through their sales activity. We have agreed to charge MPO a below-market rate for subscription pricing and to forgive the $5,000 monthly maintenance fee in exchange for the right to exercise an option to purchase a five percent (5%) equity position in MPO. On November 29, 2000, this agreement was amended to specifically detail the services MPO is to provide, and also requires that MPO purchase 100 of our seats at $50.00 per seat for a period of twelve (12) months, beginning on December 1, 2000.

     On November 28, 2000, we executed an Independent Consultant Agreement with MPO and Summer J. Mathews, MPO's president. The Consultant Agreement is for a term of three (3) months beginning December 1, 2000, and is automatically renewable for additional three (3) month terms unless terminated by either party upon thirty (30) days notice. For consulting services, we have agreed to pay a consulting fee of $15,000 in the form of shares of our common stock at $0.9675 per share. We have agreed to register these shares within 45 days of their issuance.

     On June 21, 2001, in exchange for the waiver of certain registration rights by One Click Investments, LLC, John P. Gorst gifted to One Click 1,000,000 shares of common stock with voting rights retained by Gorst and agreed that One Click's securities dated August 2000 and January 2001 will be included in the next SB-2 Registration that we shall file and the February 2000 warrants shall be re-priced to bear an exercise price of $0.25 per share of common stock with an exercise date extending to December 31, 2004 with a cashless provision.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Commission and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by Commission rules to furnish Insynq with copies of all such forms that they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no other reports were required for such persons, we believe that during the fiscal year ended May 31, 2001, all Section 16(a) filing requirements applicable to ours officers, directors and ten-percent stockholders were complied with.

                                    - 18 -
===============================================================================

                             STOCKHOLDER PROPOSALS


     Stockholder proposals to be presented at the 2002 annual meeting of stockholders, for inclusion in our proxy statement and form of proxy relating to that annual meeting, must be received by Insynq at our offices in Tacoma, Washington, addressed to the Secretary, 1127 Broadway Plaza, Suite 10, Tacoma, Washington, 98402, not later than July 22, 2002. Such proposals must comply with our bylaws and the requirements of Regulation 14a-8 of the Securities Exchange Act of 1934, as amended.

     Any holder of our common stock desiring to bring business before the 2002 annual meeting of stockholders in a form other than a stockholder proposal in accordance with the preceding paragraph must give written notice that is received by us, addressed to the Secretary, 1127 Broadway Plaza, Suite 10, Tacoma, Washington, 98402, no later than October 5, 2001.


                                 OTHER MATTERS


     At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the annual meeting. If any other matters should come before the annual meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.


                         ANNUAL REPORT ON FORM 10-KSB


     UPON WRITTEN REQUEST OF ANY BENEFICIAL STOCKHOLDER OR STOCKHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT AND FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2001 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM M. CARROLL BENTON, SECRETARY, 1127 BROADWAY PLAZA, SUITE 10, TACOMA, WASHINGTON, 98402.


                                       By Order of the Board of Directors


                                       /s/ M. Carroll Benton

                                       M. CARROLL BENTON
                                       Secretary

Dated:  October 22, 2001

                                    - 19 -
===============================================================================

                                  APPENDIX A

        AMENDED AND RESTATED INSYNQ, INC. 2000 LONG TERM INCENTIVE PLAN

                                  I. GENERAL


     1. PURPOSE. The Insynq, Inc. 2000 Long Term Incentive Plan (the "Plan") has been established by Insynq, Inc. (the "Company") to:

          (a) attract and retain key executive and managerial employees of the Company;

          (b) attract and retain directors, independent contractors and consultants;

          (c) motivate Participants by means of appropriate incentives to achieve long-range goals;

          (d) provide incentive compensation opportunities that are competitive with those of comparable corporations; and

          (e) further identify Participants' interests with those of the Company's other shareholders through compensation alternatives based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries (if any), including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     2. EFFECTIVE DATE. Subject to the approval of the holders of a majority of the voting Stock of the Company, the Plan shall be effective as of February 21, 2000, provided, however, that awards made under the Plan prior to such approval of the Plan by stockholders of the Company are contingent on such approval of the Plan by the stockholders of the Company and shall be null and void if such approval of the stockholders of the Company is withheld. The Plan shall terminate on February 21, 2000, the tenth anniversary of the Plan's effective date.

     3.   DEFINITIONS.  The following definitions are applicable to the Plan.

          (a) "Award Agreement" means a written agreement between the Company and a Participant documenting an award under this Plan.

          (b)  "Board" means the Board of Directors of the Company.

          (c)  "Change of Control" has the meaning ascribed to it in
     Section 1.11.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e)  "Committee" means the Compensation Committee of the Board.

          (f) "Disabled" means the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

          (g) "Fair Market Value" of any share of Stock means (i) if the Stock is listed on a national securities exchange, the closing price on the Stock on a given date; (ii) if the Stock is traded on an exchange or market in which prices are reported on a bid and asked price, the average of the mean between the bid and asked price for the Stock on a given date; and (iii) if the Stock is not listed on a national securities exchange nor traded on the over-the-counter market, such value as the Committee, in good faith, shall determine.

          (h) "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          (i) "Option Date" means, with respect to any Stock Option, the date on which the Stock Option is awarded under the Plan.

          (j) "Participant" means (i) any regular full-time employee of the Company or any Subsidiary (meaning an employee who works twenty (20) hours or more per week) who is selected by the Committee to participate in the Plan, or (ii) any consultant, independent contractor or director of the Company or any Subsidiary.

          (k)  "Performance Award" has the meaning ascribed to it in
     Article VI.

          (l)  "Performance Period" has the meaning ascribed to it in
     Article VI.

          (m) "Related Company" means any corporation during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns fifty percent (50%) or more of the total combined voting power of all classes of securities that are entitled to vote.

          (n)  "Restricted Period" has the meaning ascribed to it in Article V.

          (o)  "Restricted Stock" has the meaning ascribed to it in Article V.

          (p) "Retirement" means (i) termination of employment in accordance with the retirement procedures set by the Company from time to time;
     (ii) termination of employment because a participant becomes Disabled; or
     (iii) termination of employment voluntarily with the consent of the Company (of which the Board shall be the sole judge).

          (q) "Stock" means the common stock, $.001 par value per share, of Insynq, Inc.

          (r) "Stock Appreciation Right" means the right of a holder of a Stock Option to receive Stock or cash as described in Article IV.

          (s) "Stock Option" means the right of a Participant to purchase Stock pursuant to an Incentive Stock Option, a Non-Qualified Option or a Reload Option awarded pursuant to the provisions of the Plan.

          (t) "Subsidiary" means any corporation during any period of which fifty percent (50%) or more of the total combined voting power of all classes of securities entitled to vote is owned, directly or indirectly, by the Company.

     4. ADMINISTRATION. The authority to manage and control the operation and administration of the Plan shall be vested in the Board. Subject to the provisions of the Plan, the Board will have authority to select employees to receive awards of Stock Options, with or without tandem Stock Appreciation Rights, Performance Awards and/or Restricted Stock, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, and to amend, modify or suspend awards. In making such award determinations, the Board may take into account the nature of services rendered by the respective employee, his or her present and potential contribution to the Company's success and such other factors as the Board deems relevant.

     The Board is authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to modify such agreements, and to make all other determinations that may be necessary or advisable for the administration of the Plan. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor rule or statute under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

     The Board, in its discretion, may delegate any or all of its authority, powers and discretion under this Plan to the Committee, and the Board in its discretion may revest any or all such authority, powers and discretion in itself at any time. If any or all of the authority, powers and discretion under this Plan are delegated to the Committee and the Company has registered any of its equity securities under Section 12 of the 1934 Act, the Committee shall consist solely of two or more non-employee directors (as defined in Rule 16b-3 under the 1934 Act) until such time as such other requirements are imposed by applicable law. If appointed, the Committee shall function as follows: A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

     5. PARTICIPATION. Subject to the terms and conditions of the Plan, the Board shall determine and designate, from time to time, (i) the full-time employees of the Company and/or its Subsidiaries who will participate in the Plan, and (ii) any consultants, independent contractors or directors of the Company and/or its Subsidiaries who will participate in the Plan. In the discretion of the Board, a Participant may be awarded Stock Options with or without tandem Stock Appreciation Rights, Performance Units or Restricted Stock or any combination thereof, and more than one award may be granted to a Participant; provided, however, that Incentive Stock Options shall not be awarded to Participants who are not employees of the Company. Except as otherwise agreed to by the Company and the Participant, any award under the Plan shall not affect any previous award to the Participant under the Plan or any other plan maintained by the Company or its Subsidiaries.

     6. SHARES SUBJECT TO THE PLAN. The shares of Stock with respect to which awards may be made under the Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Board, shares purchased in the market). Subject to the provisions of
Section 1.10, the number of shares of Stock available under the Plan for the grant of Stock Options with or without tandem Stock Appreciation Rights, Performance Units and Restricted Stock shall not exceed 31,675,300 shares in the aggregate. If, for any reason, any award under the Plan or any portion of the award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award under the Plan.

     7.   COMPLIANCE WITH APPLICABLE LAWS AND WITHHOLDING OF TAXES.

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares of Stock under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

          (b) All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Stock that the Participant already owns, or to which a Participant is otherwise entitled under the Plan. The Company shall have the right to deduct from all amounts paid in cash in consequence of the exercise of a Stock Option, Performance Unit or Stock Appreciation Right or in connection with an award of Restricted Stock under the Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Stock pursuant to the exercise of a Stock Option, a Performance Unit or a Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the employee or such other person to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

          (c) Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code
     Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition.

          (d) Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the employee under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the employee or other person receiving shares of Stock in respect of such Restricted Stock award to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Stock held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Stock the amount of taxes that the Company is required to withhold with respect to such dividend payments.

     8. TRANSFERABILITY. Performance Awards, Incentive Stock Options with or without tandem Stock Appreciation Rights, and, during the period of restriction, Restricted Stock awarded under the Plan are not assignable or transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative.

     9. EMPLOYEE AND STOCKHOLDER STATUS. The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary or any director or consultant the right to continue to provide services to the Company or any Subsidiary. No award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of shares of Stock. If the redistribution of shares is restricted pursuant to Section 1.7, certificates representing such shares may bear a legend referring to such restrictions.

     10. ADJUSTMENTS TO NUMBER OF SHARES SUBJECT TO THE PLAN. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other similar change, the aggregate number of shares of Stock with respect to which awards may be made under the Plan, the terms and the number of shares of any outstanding Stock Options, Stock Appreciation Rights, Performance Units and Restricted Stock, and the purchase price of a share of Stock under Stock Options, may be equitably adjusted by the Board in its sole discretion.

     11. BUSINESS COMBINATIONS. In addition to the rights and obligations of the Committee to modify, adjust or accelerate exercisability of outstanding options, in the event that, while any Stock Options, Stock Appreciation Rights, Performance Units or Restricted Shares are outstanding under the Plan, there shall occur (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (for purposes of this Section 1.11, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, the existing shareholders of the Company hold less than 51% of the outstanding stock of the Company), (ii) a dissolution of the Company, or (iii) a transfer of all or substantially all of the assets or shares of stock of the Company in one transaction or a series of related transactions to one or more other persons or entities (any of the foregoing events as described in (i)-(iii) above, a "Change of Control"), then, with respect to each Stock Option, Stock Appreciation Right, Performance Unit and share of Restricted Stock outstanding immediately prior to the consummation of such transaction and without the necessity of any action by the Committee:

          (a) If provision is made in writing in connection with such transaction for the continuance and/or assumption of the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or the substitution for such Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares of new Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares, with appropriate adjustment as to the number and kind of shares or other securities deliverable with respect thereto, the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or the new Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares substituted therefor, shall continue, subject to such adjustment, in the manner and under the terms provided in the respective agreements.

          (b) In the event provision is not made in connection with such transaction for the continuance and/or assumption of the Stock Options, Stock Appreciation Rights, Performance Units and Restricted Shares granted under the Plan, or for the substitution of equivalent options, rights, units and awards, then (i) each holder of an outstanding option shall be entitled, immediately prior to the effective date of such transaction, to purchase the full number of shares that he or she would otherwise have been entitled to purchase during the entire remaining term of the option;
     (ii) the holder of any right or unit shall be entitled, immediately prior to the effective date of such transaction, to exercise such right to the extent the related option is or becomes exercisable at such time in accordance with its terms; (iii) all restrictions on any award of Restricted Shares shall lapse, and (iv) any restriction or risk of forfeiture imposed under the Plan shall lapse immediately prior to the effective date of such transaction. The unexercised portion of any option or right shall be deemed cancelled and terminated as of the effective date of such transaction.

     12. AGREEMENT WITH COMPANY. At the time of any awards under the Plan, the Board will require a Participant to enter into an agreement with the Company in a form specified by the Board (the "Award Agreement"), agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Board may, in its sole discretion, prescribe.

     13. AMENDMENT AND TERMINATION OF PLAN. Subject to the following provisions of this Section 13, the Board may at any time and in any way amend, suspend or terminate the Plan. No amendment of the Plan and, except as provided in Section 1.10, no action by the Board shall, without further approval of the stockholders of the Company, increase the total number of shares of Stock with respect to which awards may be made under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan, if stockholder approval of such amendment is a condition of Securities and Exchange Commission Rule 16b-3 or its successor rule or statute, the Code or any exchange or market system on which the Stock is listed at the time such amendment is adopted. No amendment, suspension or termination of the Plan shall alter or impair any Stock Option with or without tandem Stock Appreciation Right, Performance Award or share of Restricted Stock previously awarded under the Plan without the consent of the holder thereof.

                          II. INCENTIVE STOCK OPTIONS


     1. DEFINITION. The award of an Incentive Stock Option under the Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Article II.

     2. ELIGIBILITY. The Board shall designate the Participants to whom Incentive Stock Options, as described in Code Section 422(b) or any successor section thereto, are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them. Incentive Stock Options may be awarded only to employees. In no event shall the aggregate Fair Market Value (determined at the time the option is awarded) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed $100,000.

     3. PRICE. The purchase price of a share of Stock under each Incentive Stock Option shall be determined by the Board, provided, however, that in no event shall such price be less than the greater of (i) 100% of the Fair Market Value of a share of Stock as of the Option Date (or 110% of such Fair Market Value if the holder of the option owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary) or (ii) the par value of a share of Stock on such date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Incentive Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

     4. EXERCISE. Each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. In addition, if permitted by the Board or the terms of the Award Agreement evidencing such Stock Option, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Incentive Stock Options in cash or through delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the date of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Incentive Stock Options. A Participant's payment of the purchase price in connection with the exercise of an Incentive Stock Option through delivery of share of Stock ("ISO Stock") that were acquired through the exercise of an Incentive Stock Option and that have not been held for more than one year will be considered a disposition (within the meaning of Code Section 422(c)) of ISO Stock, resulting in the disqualification of the ISO Stock from treatment as an Incentive Stock Option under Code Section 422, and the Participant's recognition of ordinary income. Participants should consult with their tax advisors prior to electing to exercise an Incentive Stock Option by this method.

     5. OPTION EXPIRATION DATE. Unless otherwise provided by the Award Agreement, the "Expiration Date" with respect to an Incentive Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

          (a) the date that is ten (10) years after the date on which the Incentive Stock Option is awarded (or, if the Participant owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary, the date that is five
     (5) years after the date on which the Incentive Stock Option is awarded);

          (b) the date that is one year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

          (c) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled. All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

     6. RELOAD OPTIONS. The Committee may, in its discretion, provide in the terms of any Award Agreement that if the Participant delivers shares of Stock already owned or to be received upon exercise of the Option in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall automatically and immediately upon such exercise be granted an additional option (a "Reload Option") to purchase the number of shares of Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. Notwithstanding the preceding, the purchase price of shares of Stock acquired under a Reload Option shall be not less than the Fair Market Value of a share of Stock on the date the Reload Option is issued.

                       III.  NON-QUALIFIED STOCK OPTIONS


     1. DEFINITION. The award of a Non-Qualified Stock Option under the Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Article III.

     2. ELIGIBILITY. The Board shall designate the Participants to whom Non-Qualified Stock Options are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them.

     3. PRICE. The purchase price of a share of Stock under each Non-Qualified Stock Option shall be determined by the Board; provided, however, that in no event shall such price for Non-Qualified Stock Options issued to Employees and Directors be less than the Fair Market Value of a share of Stock as of the Option Date; the purchase price of a share of Stock issued to a consultant may be less than Fair Market Value.

     4. EXERCISE. Each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Non-Qualified Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. In addition, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Non-Qualified Stock Options in cash or through the constructive delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the day of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Non-Qualified Stock Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. Participants also may elect to pay, unless restricted by the Board, the purchase price, in whole or in part, of shares of Stock purchased upon the exercise of Non-Qualified Options through the Company's withholding of shares of Stock (valued at Fair Market Value as of the day of exercise) that would otherwise by issuable upon exercise of such options equivalent to the purchase price of such Non-Qualified Stock Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

     5. OPTION EXPIRATION DATE. Unless otherwise provided in a Participant's Award Agreement, the "Expiration Date" with respect to a Non-Qualified Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

          (a) the date that is one (1) year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

          (b) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled.

All rights to purchase shares of Stock pursuant to a Non-Qualified Stock Option shall cease as of such option's Expiration Date.

     6. RELOAD OPTIONS. The Committee may, in its discretion, provide in the terms of any Award Agreement that if the Participant delivers shares of Stock already owned or to be received upon exercise of the Option in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall automatically and immediately upon such exercise be granted a Reload Option to purchase the number of shares of Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. Notwithstanding the preceding, the purchase price of shares of Stock acquired under a Reload Option shall be not less than the Fair Market Value of a share of Stock on the date the Reload Option is issued.

                        IV.  STOCK APPRECIATION RIGHTS


     1. DEFINITION. A Stock Appreciation Right is an award that may or may not be granted in tandem with a Non-Qualified Stock Option or Incentive Stock Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of option Stock at the time of exercise of the Stock Appreciation Right and the option price, subject to the applicable terms and conditions of the tandem options and the following provisions of this Article IV.

     2. ELIGIBILITY. The Board may, in its discretion, award Stock Appreciation Right under this Article IV concurrent with, or subsequent to, the award of the option.

     3. EXERCISE. A Stock Appreciation Right shall entitle the holder of a Stock Option to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), cash or a combination thereof, in the discretion of the Board, in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Appreciation Right, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement. If granted in tandem with an option, the exercise of a Stock Appreciation Right will result in the surrender of the related Incentive Stock Option or Non-Qualified Stock Option and, unless otherwise provided by the Board in its sole discretion, the exercise of a Stock Option will result in the surrender of a related Stock Appreciation Right, if any.

     4. EXPIRATION DATE. The "Expiration Date" with respect to a Stock Appreciation Right shall be determined by the Board and documented in the Participant's Award Agreement, and if granted in tandem with an option, shall be not later than the Expiration Date for the related Stock Option. If neither the right nor the related Stock Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash.

                             V.  RESTRICTED STOCK


     1. DEFINITION. Restricted Stock awards are grants of Stock to Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Board.

     2. ELIGIBILITY. The Board shall designate the Participants to whom Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

     3. TERMS AND CONDITIONS OF AWARDS. All shares of Restricted Stock awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement.

          (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of ten (10) years or such shorter period as the Board may determine, but not less than one (1) year, after the time of the award of such stock (the "Restricted Period"). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

          (b) The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period be less than one (1) year.

          (c) Except as otherwise determined by the Board in its sole discretion, a Participant whose employment with the Company and all Related Companies terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

          (d) Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:


          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Insynq, Inc. 2000 Stock Incentive Plan and an agreement entered into between the registered owner and Insynq, Inc. A copy of such plan and agreement is on file in the office of the Secretary of Insynq, Inc. in Tacoma, Washington.

          (e) At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

                            VI.  PERFORMANCE UNITS


     1. DEFINITION. Performance Units are awards to Participants who may receive value for the units at the end of a Performance Period. The number of units earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

     2. ELIGIBILITY. The Board shall designate the Participants to whom Performance Units are to be awarded, and the number of units to be the subject of such awards.

     3. TERMS AND CONDITIONS OF AWARDS. For each Participant, the Board will determine the timing of awards; the number of units awarded; the value of units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Units are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; and the number of earned Performance Units that will be paid in cash and/or shares of Stock, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement.

     4. PAYMENT. The Board will compare the actual performance to the performance measures established for the performance period and determine the number of units to be paid and their value. Payment for units earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned units to be paid in cash and the number to be paid in Stock. For Performance Units valued when awarded in shares of Stock, one share of Stock will be paid for each unit earned, or cash will be paid for each unit earned equal to either
(i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Units valued when awarded in cash, the value of each unit earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

     5. RETIREMENT, DEATH OR TERMINATION. A Participant whose employment with the Company and Related Companies terminates during a performance period because of Retirement or death shall be entitled to the prorated value of earned Performance Units, issued with respect to that performance period, at the conclusion of the performance period based on the ratio of the months employed during the period to the total months of the performance period.
If the Participant's employment with the Company and Related Companies terminates during a performance period for any reason other than Retirement or death, the Performance Units issued with respect to that performance period will be forfeited on the date his employment with the Company and Related Companies terminates. Notwithstanding the foregoing provisions of this
Part VI, if a Participant's employment with the Company and Related Companies terminates before the end of the Performance Period with respect to any Performance Units awarded to him, the Board may determine that the Participant will be entitled to receive all or any portion of the units that he or she would otherwise receive, and may accelerate the determination and payment of the value of such units or make such other adjustments as the Board, in its sole discretion, deems desirable.


===============================================================================

                              INSYNQ, INC. PROXY
                         1127 Broadway Plaza, Suite 10
                           Tacoma, Washington 98402

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints John P. Gorst, M. Carroll Benton and
David Selmon, and each or any of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of Insynq, Inc. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT 1127 BROADWAY PLAZA, SUITE 10, TACOMA, WASHINGTON 98402 ON NOVEMBER 19, 2001, AT 10:00 A.M., PACIFIC STANDARD TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

1.   Election Of Directors

     [   ]  For All Nominees                [   ]  Withhold Authority
            Listed Below (except as                to vote for all nominees
            marked to the contrary below)          listed below

     INSTRUCTION:   To withhold authority to vote for any individual nominee,
                    strike a line through his/her name in the list below:

     John P. Gorst;     M. Carroll Benton;     Donald Kaplan     David Selmon


2. To consider and vote upon a proposal to amend and restate Insynq's 2000 Long Term Incentive Plan.

               [   ]  FOR     [   ]  AGAINST     [   ]  ABSTAIN


3. To consider and vote upon a proposal to amend Insynq's certificate of incorporation so as to increase the number of authorized common stock from 100,000,000 to 250,000,000.

               [   ]  FOR     [   ]  AGAINST     [   ]  ABSTAIN


4. To ratify the appointment by the board of directors of Grant Thornton LLP as independent certified public accountants of Insynq for the fiscal year ending May 31, 2002; and

               [   ]  FOR     [   ]  AGAINST     [   ]  ABSTAIN


5. To transact such other business as properly may come before the meeting or any adjournment thereof.

               [   ]  FOR     [   ]  AGAINST     [   ]  ABSTAIN


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR PROPOSAL. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4, ABOVE AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH THE RESPECT TO ANY MATTER REFERRED TO IN 5 ABOVE. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

     Dated:  _____________, 2001

     PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE(S).
     A corporation is requested to sign its name by its President or other authorized officer, with the office held so designated. A partnership should sign in the partnership should sign in the partnership name by an authorized person. Executors, administrators, trustees, guardians and corporate officers are requested to indicate the capacity in which they are signing. JOINT TENANTS SHOULD BOTH SIGN.


     ________________________________    ______________________________________
      (Signature of Stockholder(s))


    PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE,
           WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          COLONIAL STOCK TRANSFER CO.
                                455 E 400 #100
                           Salt Lake City, UT 84111